MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II Two World Trade Center

LETTER TO THE SHAREHOLDERS January 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

The 6-month period ended January 31, 2000, was a difficult one for high-yield bond investors. For much of the period the market struggled to recover from the woes that had plagued it in late 1998. At that time, concerns about the effect of foreign-market crises on the U.S. economy sparked fears of a possible recession. These fears led investors to seek the relative safety of U.S. government securities over more economically sensitive investments such as equities and high-yield bonds, which resulted in a sharp correction in the high-yield marketplace.

The weak market conditions continued into and throughout much of calendar 1999 as investor concerns over the foreign-market crises and a possible recession were replaced with ones over sharply rising interest rates, the Federal Reserve Board's credit-tightening actions, the looming threat of inflation and the uncertainty of the Y2K bug's effect on corporate earnings and the financial markets. These fears affected all of the fixed-income markets during 1999, with Treasuries and municipal bonds also suffering significant losses.

On a more positive note, as a result of the weakness in the market over the past year and a half, yields on lower-rated corporate bonds are now approaching their highest levels in nearly a decade. Today, high-yield bonds are providing an unusually large yield advantage over Treasuries. Historically, abnormally high yield advantages have signaled turning points in the high-yield market, resulting in strong total returns as bond prices recover.

PERFORMANCE

For the 6-month period ended January 31, 2000, Morgan Stanley Dean Witter High Income Advantage Trust II produced a total return of -6.08 percent, based on a change in net asset value (NAV) and reinvestment of distributions. For the same period, the Trust's total return for the fiscal year was -26.69 percent, based on a change in its market price on the New York Stock Exchange (NYSE) and reinvestment of distributions.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

After eight years of the Trust maintaining a steady monthly dividend, its Trustees recommended adjusting the Trust's distribution rate to better reflect the current income-earning potential of its portfolio securities. Beginning with the dividend declared on September 28, 1999, and payable on October 22, 1999, the Trust's monthly income dividend was set at $0.0475 per share, down from the previous month's rate of $0.0525 per share. We believe that the new target dividend rate will provide the Trust with added investment flexibility. For the 6-month period under review, the Trust paid distributions totaling $0.3245 per share, including a special income dividend of $0.0295 per share, paid on December 17, 1999.

PORTFOLIO STRATEGY

As discussed, the past year and a half has been an extremely difficult period for the high-yield market, particularly the B-rated sector, the market's largest sector. The result has been prolonged weakness in the high-yield market, causing high-yield bond prices to decline sharply and yields to rise dramatically. Although the Trust's position in the more defensive, higher quality end of the market held up relatively well during the turbulent market environment, its long-term core position in the B-rated sector was adversely affected. However, with yields on B-rated issues at or near 10-year highs and with many issues trading at significant discounts to their stated maturity value, we view the B-rated sector as extremely undervalued. In light of our positive long-term outlook, we are maintaining our focus on this large sector of the market, which we believe offers the Trust strong long-term total return potential.

From an industry perspective we presently view the telecommunications sector to be an excellent investment opportunity, given the overwhelming trend toward providing expanded worldwide telecommunications services, including voice, video and data services over a combination of hardline and wireless networks. The combination of very strong growth prospects for the industry, along with an incentive to form strategic partnerships with other major players, provides the fundamental backdrop for higher profitability and future significant credit improvement. Included among the Trust's current holdings are a number of telecom companies, which recently have either announced important strategic partnerships or have raised equity capital to fuel future growth and profits. These holdings include Advanced Radio Telecom, American Mobile Satellite, Arch Communications, Caprock Communications, Covad Communications, Dobson Communications, Level 3 Communications, NextLink Communications, Primus Telecommunications, Versatel Telecommunications, Viatel and Winstar Communications.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

LOOKING AHEAD

In light of today's substantially higher yields and significantly discounted bond prices, we view the high-yield market as an excellent long-term investment opportunity, particularly given the favorable economic outlook. Assuming a soft landing in the economy with growth continuing into the second half of the year, we would expect the high-yield market to recover and high-yield bond prices to rebound from their currently depressed levels. Although the B-rated segment of the market has not been a good investment performer over the past year and a half, we remain confident that its attractive yield and appreciation potential remain intact for long-term investors.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust II and look forward to serving your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 21, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Michael Bozic
For.........................................................  28,415,569
Withheld....................................................   1,257,476

Charles A. Fiumefreddo
For.........................................................  28,394,425
Withheld....................................................   1,278,620

  The following Trustees were not standing for reelection at this meeting:
  Wayne E. Hedien, Edwin J. Garn, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  28,801,601
Against.....................................................     354,606
Abstain.....................................................     516,838

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (95.2%)
            Aerospace (0.9%)
$  1,500    Sabreliner Corp. - 144A*.............  11.00 %   06/15/08    $  1,215,000
                                                                         ------------

            Beverages - Non-Alcoholic (1.8%)
   3,000    Sparkling Spring Water (Canada)......  11.50     11/15/07       2,370,000
                                                                         ------------

            Books/Magazines (0.5%)
     750    Perry-Judds, Inc. ...................  10.625    12/15/07         630,000
                                                                         ------------

            Broadcast/Media (0.6%)
     800    Tri-State Outdoor Media Group........  11.00     05/15/08         776,000
                                                                         ------------

            Broadcasting (0.4%)
     450    STC Broadcasting, Inc. ..............  11.00     03/15/07         446,625
                                                                         ------------

            Cable Television (6.6%)
   3,100    21st Century Telecom Group, Inc. ....  12.25 ++  02/15/08       2,135,125
   9,000    Australis Holdings Ltd. (Australia)
             (a).................................  15.00 ++  11/01/02          90,000
   1,500    Knology Holdings Inc. ...............  11.875++  10/15/07         975,000
     200    Optel Inc. (Series B) (a)............  13.00     02/15/05         180,000
   6,200    Optel Inc. (Series B) (a)(b).........  11.50     07/01/08       5,332,000
                                                                         ------------
                                                                            8,712,125
                                                                         ------------
            Casino/Gambling (4.5%)
   7,500    Aladdin Gaming Holdings/Capital Corp.
             (Series B)..........................  13.50 ++  03/01/10       3,450,000
   4,500    Fitzgeralds Gaming Corp. (Series B)
             (b).................................  12.25     12/15/04       2,475,000
                                                                         ------------
                                                                            5,925,000
                                                                         ------------
            Cellular Telephone (1.2%)
     650    Clearnet Communications Inc.
             (Canada)............................  14.75 ++  12/15/05         643,500
     650    Dobson/Sygnet Communications.........  12.25     12/15/08         705,250
     600    Dolphin Telecom PLC (United
             Kingdom)............................  14.00 ++  05/15/09         240,000
                                                                         ------------
                                                                            1,588,750
                                                                         ------------
            Construction/Agricultural Equipment/Trucks
             (1.5%)
   2,000    J.B. Poindexter & Co., Inc. .........  12.50     05/15/04       1,920,000
                                                                         ------------

            Consumer Electronics/Appliances (1.5%)
   9,945    International Semi-Tech
             Microelectronics, Inc. (Canada)
             (a).................................  11.50 ++  08/15/03         497,250
   1,500    Windmere-Durable Holdings, Inc. .....  10.00     07/31/08       1,462,500
                                                                         ------------
                                                                            1,959,750
                                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Consumer Specialties (1.3%)
$  2,000    Samsonite Corp. .....................  10.75 %   06/15/08    $  1,700,000
                                                                         ------------

            Consumer/Business Services (4.1%)
     800    Anacomp, Inc. (Series B).............  10.875    04/01/04         796,000
   1,863    Comforce Corp. (Series B)............  15.00     12/01/09         838,550
   4,000    Comforce Operating, Inc. ............  12.00     12/01/07       2,200,000
   3,500    Entex Information Services, Inc. ....  12.50     08/01/06       1,575,000
                                                                         ------------
                                                                            5,409,550
                                                                         ------------
            Containers/Packaging (2.3%)
     650    Berry Plastics Corp. - 144A*.........  11.00     07/15/07         648,375
   3,000    Envirodyne Industries, Inc. .........  10.25     12/01/01       1,650,000
     800    Impac Group Inc. (Series B)..........  10.125    03/15/08         688,000
                                                                         ------------
                                                                            2,986,375
                                                                         ------------
            Contract Drilling (1.3%)
   2,725    Northern Offshore ASA (Series B)
             (Norway)............................  10.00     05/15/05       1,662,250
                                                                         ------------

            Diversified Electronic Products (0.9%)
   1,500    High Voltage Engineering, Inc. ......  10.75     08/15/04       1,230,000
                                                                         ------------

            Diversified Manufacturing (4.9%)
     800    Eagle-Picher Industries, Inc. .......   9.375    03/01/08         687,000
   8,536    Jordan Industries, Inc. (Series B)...  11.75 ++  04/01/09       5,804,480
                                                                         ------------
                                                                            6,491,480
                                                                         ------------
            Electronic Distributors (0.2%)
   3,000    CHS Electronics, Inc. ...............   9.875    04/15/05         240,000
                                                                         ------------

            Environmental Services (0.5%)
     750    Allied Waste North America
             Inc. - 144A*........................  10.00     08/01/09         658,125
                                                                         ------------

            Food Chains (0.9%)
     650    Eagle Food Centers, Inc. ............   8.625    04/15/00         312,000
     800    Pueblo Xtra International, Inc. .....   9.50     08/01/03         464,000
     750    Pueblo Xtra International, Inc.
             (Series C)..........................   9.50     08/01/03         435,000
                                                                         ------------
                                                                            1,211,000
                                                                         ------------

            Food Distributors (1.0%)
   1,500    Fleming Companies, Inc. (Series B)...  10.625    07/31/07       1,350,000
                                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Hotels/Resorts (1.8%)
$  1,500    Epic Resorts LLC (Series B)..........  13.00 %   06/15/05    $  1,125,000
   1,802    Resort At Summerlin (Series B).......  13.00 +   12/15/07       1,261,386
                                                                         ------------
                                                                            2,386,386
                                                                         ------------
            Industrial Specialties (1.9%)
     800    Indesco International Inc. ..........   9.75     04/15/08         328,000
     800    International Wire Group, Inc. ......  11.75     06/01/05         822,000
   1,500    Outsourcing Services Group, Inc.
             (Series B)..........................  10.875    03/01/06       1,305,000
                                                                         ------------
                                                                            2,455,000
                                                                         ------------
            Internet Services (1.2%)
     300    Cybernet Internet Services Inc. .....  14.00     07/01/09         261,000
     650    Globix Corp. - 144A*.................  12.50     02/01/10         656,500
     650    PSINet, Inc. - 144A*.................  10.50     12/01/06         659,750
                                                                         ------------
                                                                            1,577,250
                                                                         ------------
            Medical Specialties (2.5%)
   2,300    Mediq/PRN Life Support Services
             Inc. ...............................  11.00     06/01/08         575,000
   2,500    Universal Hospital Services, Inc.
             (issued 02/25/98)...................  10.25     03/01/08       1,700,000
   1,500    Universal Hospital Services, Inc.
             (issued 01/26/99)...................  10.25     03/01/08         975,000
                                                                         ------------
                                                                            3,250,000
                                                                         ------------
            Medical/Nursing Services (1.1%)
   3,125    Pediatric Services of America, Inc.
             (Series A)..........................  10.00     04/15/08       1,437,500
                                                                         ------------

            Military/Gov't/Technical (0.6%)
     800    Loral Space & Communications Ltd. ...   9.50     01/15/06         728,000
                                                                         ------------

            Movies/Entertainment (0.3%)
     650    Regal Cinemas Inc. ..................   9.50     06/01/08         445,250
                                                                         ------------

            Office Equipment/Supplies (1.5%)
   3,200    Mosler, Inc. ........................  11.00     04/15/03       2,016,000
                                                                         ------------

            Oil Refining/Marketing (0.0%)
   4,000    Transamerican Refining Corp. (Series
             B) (a)(b)...........................  16.00     06/30/03          50,000
                                                                         ------------

            Other Telecommunications (11.8%)
   3,000    Birch Telecom Inc. ..................  14.00     06/15/08       3,030,000
   1,500    DTI Holdings Inc. (Series B).........  12.50 ++  03/01/08         690,000

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$    800    Esprit Telecom Group PLC
             (United Kingdom)....................  10.875%   06/15/08    $    764,000
   4,600    Firstworld Communications, Inc. .....  13.00 ++  04/15/08       2,300,000
     800    Globenet Comm Group Ltd. - 144A*.....  13.00     07/15/07         784,000
     800    Pac-West Telecom Inc. ...............  13.50     02/01/09         844,000
   1,500    Primus Telecommunication Group, Inc.
             (Series B)..........................   9.875    05/15/08       1,350,000
     800    Versatel Telecom International NV
             (Netherlands).......................  13.25     05/15/08         846,000
     800    Viatel Inc. .........................  11.25     04/15/08         752,000
     650    Viatel Inc. .........................  11.50     03/15/09         620,750
   3,000    World Access, Inc. (c)...............  13.25     01/15/08       2,670,000
     800    Worldwide Fiber Inc. - 144A*
             (Canada)............................  12.00     08/01/09         840,000
                                                                         ------------
                                                                           15,490,750
                                                                         ------------
            Package Goods/Cosmetics (1.9%)
   2,500    J.B. Williams Holdings, Inc. ........  12.00     03/01/04       2,503,125
                                                                         ------------

            Printing/Forms (0.6%)
   1,500    Premier Graphics Inc. ...............  11.50     12/01/05         825,000
                                                                         ------------

            Restaurants (5.8%)
  16,077    American Restaurant Group Holdings,
             Inc. - 144A* (c)....................   0.00     12/15/05       5,064,381
   4,000    FRD Acquisition Corp. (Series B).....  12.50     07/15/04       1,800,000
     800    Friendly Ice Cream Corp. ............  10.50     12/01/07         676,000
                                                                         ------------
                                                                            7,540,381
                                                                         ------------
            Retail - Specialty (1.1%)
     800    Pantry, Inc. ........................  10.25     10/15/07         768,000
     750    Petro Stopping Centers L.P...........  10.50     02/01/07         678,750
                                                                         ------------
                                                                            1,446,750
                                                                         ------------
            Specialty Foods/Candy (2.4%)
  20,607    SFAC New Holdings Inc. ..............  13.00 ++  06/15/09       3,091,033
                                                                         ------------

            Telecommunications (11.4%)
     650    Caprock Communications Corp. (Series
             B)..................................  12.00     07/15/08         667,875
     750    Covad Communications Group, Inc. ....  12.50     02/15/09         772,500
   3,000    e. Spire Communications, Inc. .......  13.75     07/15/07       2,490,000
   1,500    Focal Communications, Corp. (Series
             B)..................................  12.125++  02/15/08         993,750
     800    GST Equipment Funding, Inc. .........  13.25     05/01/07         804,000
     650    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04         698,750
     800    Level 3 Communications, Inc. ........   9.125    05/01/08         744,000

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$    800    NextLink Communications, Inc. .......  12.50 %++ 04/15/06    $    844,000
  26,300    Normex Technologies Corp. (Series B)
             (a)(b)..............................  14.00 ++  05/15/02       2,893,000
   2,400    Rhythms Netconnections, Inc. ........  12.75     04/15/09       2,280,000
     650    Startec Global Communications
             Corp. ..............................  12.00     05/15/08         542,750
   1,400    Talton Holdings, Inc. (Series B).....  11.00     06/30/07       1,288,000
                                                                         ------------
                                                                           15,018,625
                                                                         ------------
            Wireless Communications (12.4%)
   5,500    Advanced Radio Telecom Corp. ........  14.00     02/15/07       5,115,000
   1,300    AMSC Acquisition Co., Inc. (Series
             B)..................................  12.25     04/01/08         994,500
     400    Arch Escrow Corp. ...................  13.75     04/15/08         324,000
  10,000    Cellnet Data Systems, Inc. (a).......  14.00 ++  10/01/07       1,200,000
     555    Cellnet Data Systems, Inc. (a).......  15.00     01/31/00         555,000
     500    Globalstar LP/Capital Corp. .........  10.75     11/01/04         340,000
   1,000    Globalstar LP/Capital Corp. .........  11.50     06/01/05         690,000
   1,600    Orbcomm Global LP/Capital Corp.
             (Series B)..........................  14.00     08/15/04       1,392,000
   2,300    Paging Network, Inc. ................  10.125    08/01/07         943,000
   3,400    Paging Network, Inc. ................  10.00     10/15/08       1,394,000
   2,920    USA Mobile Communications Holdings,
             Inc. ...............................  14.00     11/01/04       2,482,000
     800    Winstar Equipment Corp. .............  12.50     03/15/04         848,000
                                                                         ------------
                                                                           16,277,500
                                                                         ------------
            TOTAL CORPORATE BONDS
             (Identified Cost $179,525,090)...........................    125,020,580
                                                                         ------------

NUMBER OF
  SHARES
----------
             COMMON STOCKS (d) (0.2%)
             Casino/Gambling (0.0%)
     3,000   Fitzgerald Gaming Corp. .................................             3
                                                                        ------------

             Clothing/Shoe/Accessory Stores (0.0%)
 1,301,189   County Seat Stores, Inc. (c).............................        11,711
                                                                        ------------

             Hotels/Resorts (0.0%)
     5,000   Motels of America, Inc. - 144A*..........................         1,250
                                                                        ------------

             Medical/Nursing Services (0.0%)
   287,831   Raintree Healthcare Corp. (c)............................         2,591
                                                                        ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited) continued


NUMBER OF
  SHARES                                                                   VALUE
------------------------------------------------------------------------------------
             Motor Vehicles (0.0%)
        91   Northern Holdings Industrial Corp.* (c)..................  $    --
                                                                        ------------

             Other Telecommunications (0.1%)
     9,426   World Access, Inc. (c)...................................       162,009
                                                                        ------------

             Restaurants (0.0%)
    12,500   American Restaurant Group Holdings, Inc. - 144A*.........         3,125
                                                                        ------------

             Specialty Foods/Candy (0.1%)
     1,121   SFAC New Holdings Inc. (c)...............................           280
   225,000   Specialty Foods Acquisition Corp. - 144A*................        56,250
                                                                        ------------
                                                                              56,530
                                                                        ------------
             Telecommunications Equipment (0.0%)
   112,000   FWT Inc. (Class A) (c)...................................         1,120
                                                                        ------------

             Textiles (0.0%)
   298,462   United States Leather, Inc. (c)..........................         2,985
                                                                        ------------

             TOTAL COMMON STOCKS
             (Identified Cost $22,119,217)............................       241,324
                                                                        ------------

             PREFERRED STOCKS (1.2%)
             Oil Refining/Marketing (0.0%)
     7,021   Transamerica Refining Corp. (Conv.) (Class B)*...........            70
     3,862   Transamerica Refining Corp. (Conv.) (Class C)*...........            38
    10,180   Transamerica Refining Corp. (Conv.) (Class D)*...........           102
    21,063   Transamerica Refining Corp. (Conv.) (Class E)*...........           211
                                                                        ------------
                                                                                 421
                                                                        ------------
             Restaurants (0.7%)
     1,187   American Restaurant Group Holdings, Inc. (Series B)......       949,600
                                                                        ------------

             Telecommunications Equipment (0.5%)
 1,120,000   FWT Inc. (Series A) (c)..................................       560,000
                                                                        ------------

             TOTAL PREFERRED STOCKS
             (Identified Cost $5,854,069).............................     1,510,021
                                                                        ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited) continued


NUMBER OF                                                    EXPIRATION
 WARRANTS                                                       DATE         VALUE
--------------------------------------------------------------------------------------
             WARRANTS (d) (1.2%)
             Aerospace (0.1%)
     6,000   Sabreliner Corp. - 144A*......................   04/15/03    $     60,000
                                                                          ------------

             Casino/Gambling (0.0%)
    60,000   Aladdin Gaming Enterprises, Inc. - 144A*......   03/01/10             600
                                                                          ------------

             Hotels/Resorts (0.0%)
     1,500   Epic Resorts LLC - 144A*......................   06/15/05              15
     1,500   Resort At Summerlin - 144A*...................   12/15/07              15
                                                                          ------------
                                                                                    30
                                                                          ------------

             Internet Services (0.0%)
       300   Cybernet Internet Services Inc. - 144A*.......   07/01/09          45,000
                                                                          ------------

             Oil Refining/Marketing (0.0%)
     4,000   Transamerican Refining Corp. - 144A*..........   06/30/03               4
                                                                          ------------

             Other Telecommunications (1.1%)
     3,000   Birch Telecom Inc. - 144A*....................   06/15/08         165,000
     7,500   DTI Holdings Inc. - 144A*.....................   03/01/08              75
     4,600   Firstworld Communications, Inc. - 144A*.......   04/15/08         690,000
     1,500   Versatel Telecom BV - 144A* (Netherlands).....   05/15/08         585,000
                                                                          ------------
                                                                             1,440,075
                                                                          ------------

             Restaurants (0.0%)
     1,000   American Restaurant Group Holdings,
              Inc. - 144A*.................................   08/15/08              10
                                                                          ------------

             Telecommunications (0.0%)
       650   Startec Global Communications Corp. - 144A*...   05/15/08          11,700
                                                                          ------------

             Wireless Communications (0.0%)
     1,300   American Mobile Satellite Corp. - 144A*.......   04/01/08          45,500
                                                                          ------------

             TOTAL WARRANTS
             (Identified Cost $294,935)................................      1,602,919
                                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.3%)
             REPURCHASE AGREEMENT
$      445   The Bank of New York
             (dated 01/31/00; proceeds $445,259) (e)
             (Identified Cost $445,188)..........       5.75%  02/01/00  $    445,188
                                                                         ------------

             TOTAL INVESTMENTS
             (Identified Cost $208,238,499) (f)...............    98.1%   128,820,032

             OTHER ASSETS IN EXCESS OF LIABILITIES............     1.9      2,464,842
                                                                 -----   ------------

             NET ASSETS......................................    100.0%  $131,284,874
                                                                 =====   ============

---------------------
 *   Resale is restricted to qualified institutional investors.
 +   Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing securities.
(e) Collateralized by $427,463 U.S. Treasury Bond 7.875% due 11/15/07 valued at $444,736 and $9,627 U.S. Treasury Note 5.625% due 02/15/06 valued at
     $9,357.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,571,823 and the aggregate gross unrealized depreciation is $83,990,290, resulting in net unrealized depreciation of $79,418,467.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $208,238,499).........  $128,820,032
Interest receivable.....................     3,333,953
Prepaid expenses and other assets.......         7,001
                                          ------------

    TOTAL ASSETS........................   132,160,986
                                          ------------

LIABILITIES:
Payable for:
    Investments purchased...............       650,000
    Investment management fee...........        83,743
Payable to bank.........................         2,717
Accrued expenses and other payables.....       139,652
                                          ------------
    TOTAL LIABILITIES...................       876,112
                                          ------------
    NET ASSETS..........................  $131,284,874
                                          ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $322,366,860
Net unrealized depreciation.............   (79,418,467)
Accumulated undistributed net investment
 income.................................     1,209,602
Accumulated net realized loss...........  (112,873,121)
                                          ------------

    NET ASSETS..........................  $131,284,874
                                          ============

NET ASSET VALUE PER SHARE,
 35,355,707 shares outstanding
 (unlimited shares authorized of $.01
 par value).............................         $3.71
                                          ============

STATEMENT OF OPERATIONS
For the six months ended January 31, 2000 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.......................... $ 11,111,555
                                          ------------

EXPENSES
Investment management fee................      521,938
Transfer agent fees and expenses.........       54,867
Professional fees........................       38,290
Shareholder reports and notices..........       32,629
Registration fees........................       16,341
Custodian fees...........................        7,513
Trustees' fees and expenses..............        7,271
Other....................................        6,672
                                          ------------
    TOTAL EXPENSES.......................      685,521
                                          ------------

    NET INVESTMENT INCOME................   10,426,034
                                          ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................   (3,399,186)
Net change in unrealized depreciation....  (15,474,209)
                                          ------------

    NET LOSS.............................  (18,873,395)
                                          ------------

NET DECREASE............................. $ (8,447,361)
                                          ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE SIX        FOR THE YEAR
                                                         MONTHS ENDED          ENDED
                                                        JANUARY 31, 2000   JULY 31, 1999
-------------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................    $ 10,426,034       $ 23,054,961
Net realized loss.....................................      (3,399,186)        (3,577,713)
Net change in unrealized depreciation.................     (15,474,209)       (41,208,726)
                                                          ------------       ------------

    NET DECREASE......................................      (8,447,361)       (21,731,478)

Dividends from net investment income..................     (11,548,038)       (24,158,368)
Decrease from transactions in shares of beneficial
 interest.............................................        (901,722)          --
                                                          ------------       ------------

    NET DECREASE......................................     (20,897,121)       (45,889,846)
NET ASSETS:
Beginning of period...................................     152,181,995        198,071,841
                                                          ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,209,602 and $2,331,606, respectively)..........    $131,284,874       $152,181,995
                                                          ============       ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust II (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 2000 (unaudited) continued


securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 2000 (unaudited) continued


Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 2000, aggregated $23,349,867 and $26,202,149, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At January 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $300.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended January 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,937. At January 31, 2000, the Trust had an accrued pension liability of $52,723, which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, July 31, 1998......................................  35,611,307   $356,113    $343,859,375
Reclassification due to permanent book/tax differences......      --          --        (20,946,906)
                                                              ----------   --------    ------------
Balance, July 31, 1999......................................  35,611,307    356,113     322,912,469
Treasury shares purchased and retired (weighted average
 discount 5.06%)*...........................................    (255,600)    (2,556)       (899,166)
                                                              ----------   --------    ------------
Balance, January 31, 2000...................................  35,355,707   $353,557    $322,013,303
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 2000 (unaudited) continued


5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION      AMOUNT          RECORD            PAYABLE
      DATE         PER SHARE         DATE              DATE
-----------------  ---------   ----------------  -----------------
January 25, 2000    $0.0475    February 4, 2000  February 18, 2000
February 22, 2000   $0.0475     March 3, 2000     March 17, 2000

6. FEDERAL INCOME TAX STATUS

At July 31, 1999, the Trust a had net capital loss carryover of approximately $106,083,000, which may be used to offset future capital gains to the extent provided by regulations which is available through July 31 of the following years:

                                  AMOUNT IN THOUSANDS
---------------------------------------------------------------------------------------
        2000              2002       2003       2004       2005       2006       2007
---------------------   --------   --------   --------   --------   --------   --------
       $29,353           $8,278    $23,309    $20,038     $9,296    $11,478     $4,331
       =======           ======    =======    =======     ======    =======     ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $82,000 during fiscal 1999.

At July 31, 1999, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE SIX                   FOR THE YEAR ENDED JULY 31
                                                            MONTHS ENDED     ----------------------------------------------------
                                                          JANUARY 31, 2000     1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
                                                            (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period....................        $ 4.27         $ 5.56     $ 5.83     $ 5.97     $ 6.08     $ 6.31
                                                                ------         ------     ------     ------     ------     ------

Income (loss) from investment operations:
 Net investment income..................................          0.29           0.65       0.73       0.73       0.73       0.70
 Net realized and unrealized loss.......................         (0.53)         (1.26)     (0.26)     (0.11)     (0.17)     (0.21)
                                                                ------         ------     ------     ------     ------     ------

Total income (loss) from investment operations..........         (0.24)         (0.61)      0.47       0.62       0.56       0.49
                                                                ------         ------     ------     ------     ------     ------

Less dividends from net investment income...............         (0.32)         (0.68)     (0.74)     (0.76)     (0.67)     (0.72)
                                                                ------         ------     ------     ------     ------     ------

Net asset value, end of period..........................        $ 3.71         $ 4.27     $ 5.56     $ 5.83     $ 5.97     $ 6.08
                                                                ======         ======     ======     ======     ======     ======

Market value, end of period.............................        $3.688         $5.438     $ 6.00     $6.688     $6.125     $6.125
                                                                ======         ======     ======     ======     ======     ======

TOTAL RETURN+...........................................        (26.69)%(1)      2.79%      0.52%     22.75%     11.31%     10.29%

RATIOS TO AVERAGE NET ASSETS:
Expenses................................................          0.99%(2)       0.96%      0.90%      0.89%      0.91%      0.93%

Net investment income...................................         14.98%(2)      13.90%     12.69%     12.57%     12.06%     11.81%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.................      $131,285       $152,182   $198,072   $207,456   $212,759   $216,605

Portfolio turnover rate.................................            17%(1)         61%       104%        90%        89%        70%

---------------------
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST II


Semiannual Report
January 31, 2000